Exhibit 99.1

Inseego Reports Fourth Quarter and Full Year 2024 Financial Results

Q4 2024 revenue of $48.1 million

Q4 2024 positive Adjusted EBITDA of $5.4 million and GAAP Operating Income of $1.8 million

Completed sale of telematics business for $52.7 million in cash

Completed convertible debt restructurings with material reductions in debt

SAN DIEGO—February 19, 2025—Inseego Corp. (Nasdaq: INSG) (the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises and SMBs, today reported its results for the fourth quarter and full year ended December 31, 2024.

“My first weeks at Inseego have been very positive, and we are already making progress towards positioning the company as the wireless broadband partner of choice within the wireless ecosystem,” stated Juho Sarvikas, Chief Executive Officer of Inseego. “Our fourth-quarter operational performance delivered encouraging results, reflecting strength in both revenue and Adjusted EBITDA. While we see some near-term headwinds in the first quarter, I am confident that we are on track to deliver year-on-year growth in 2025 as we focus on expanding both our solution portfolio and customer base. Together, as a team, we remain committed to driving long-term growth to create stockholder value."

“We continue to be focused on driving stockholder value and were pleased to close both the restructuring of our outstanding convertible notes and the sale of our Telematics business, receiving $52 million in cash in the quarter,” Steven Gatoff, Chief Financial Officer of Inseego, commented. "These transactions right-sized the Company’s capital structure and provided meaningful additional liquidity and flexibility as we move forward to develop new products and drive growth.”

Financial Highlights

•	Revenue for Q4 2024 was $48.1 million; full year 2024 revenue was $191.2 million.

•	Adjusted EBITDA for Q4 2024 was $5.4 million; full year 2024 Adjusted EBITDA was $20.5 million.

•	GAAP gross margin for Q4 2024 was 37.3%; full year 2024 GAAP gross margin was 36.0%.

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Capital Structure Improvements

•	On November 6, 2024, the Company completed its capital structure management initiative and material debt reduction by exchanging $91.5 million of principal value of the Company’s 3.25% convertible notes due 2025 for long-term debt and equity; the Company has now repurchased or exchanged at a discount approximately $147 million, or 91% of aggregate principal amount, of the $162 million of the convertible notes that were outstanding as of December 31, 2023. See separate press release issued on November 12, 2024 for further details.

Business Highlights

•	Completed the sale of the Company’s Telematics business for $52.7 million in cash.

•	Appointed Juho Sarvikas as the new Chief Executive Officer and Board member.

•	Achieved highest quarterly MiFi X PRO sales ever with one major North American carrier who continues to see great success with our device especially with public sector customers.

•	Received award letter from a large service provider for our next generation indoor FWA device.

•	Ranged MiFi X PRO with a global communications solutions provider for business and government agencies.

•	Executed large FWA order with a major Internet Service Provider who uses Inseego devices to deliver ultra-fast, SLA-guaranteed, symmetrical fixed wireless access to businesses.

•	Completed transaction with a global medical device manufacturer to improve patient outcomes by providing reliable wireless connectivity to automatic external defibrillators.

•	Selected in two competitive opportunities to be the hardware supplier to large nonprofit telecom companies that provide affordable broadband services to bridge the digital divide.

Q1 2025 Guidance

•	Total revenue in the range of $30.0 million to $33.0 million.

•	Adjusted EBITDA in the range of $2.0 million to $3.0 million.

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Conference Call Information

Inseego will host a conference call and live webcast today at 5:00 p.m. ET. To access the conference call:

•	Online, visit https://investor.inseego.com/events-presentations
•	Those without internet access may dial in by calling:

◦	In the United States, call 1-844-282-4463
◦	International parties can access the call at 1-412-317-5613

An audio replay of the conference call will be available one hour after the call through March 5, 2025. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 9063175 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

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About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions, with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G, and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features, and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data, and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com #Putting5GtoWork

©2025. Inseego Corp. All rights reserved. MiFi and the Inseego name and logo are registered trademarks of Inseego Corp. Other company, product, or service names mentioned herein are the trademarks of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (2) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (3) the growth of wireless wide-area networking and asset management software and services; (4) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (5) our ability to develop sales channels and to onboard channel partners; (6) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (7) dependence on third-party manufacturers and key component suppliers worldwide; (8) the impact of fluctuations of foreign currency exchange rates; (9) the impact of supply chain challenges on our ability to source components and manufacture our products; (10) unexpected liabilities or expenses; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (12) litigation, regulatory and IP developments related to our products or components of our products; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 or other global public health emergencies on the business, (17) the impact of high rates of inflation and rising interest rates, (18) the impact of import tariffs on our materials and products, and (19) the impact of geopolitical instability on our business.

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These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this press release that has not been prepared in accordance with GAAP. Adjusted EBITDA and non-GAAP operating costs and expenses, for example, exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to our 2025 Notes and revolving credit facility, fair value adjustments on derivative instruments, and other non-recurring expenses. Adjusted EBITDA excludes interest, taxes, depreciation, amortization, impairment of capitalized software, impairment of long-lived assets, debt restructuring costs and divestiture related costs, along with certain other non-recurring expenses and foreign exchange gains and losses.

Adjusted EBITDA, non-GAAP cost of revenues, and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool. They are not intended to be used in isolation or as a substitute for cost of revenues, operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider them to be an important supplemental performance measure.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operational performance. We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources.

We believe that these non-GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that using these non-GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring. Investors and potential investors are cautioned that material limitations are associated with using non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures in this press release with our GAAP financial results.

Investor Relations Contact:

Matt Glover, Gateway Group: (949) 574-3860

IR@inseego.com

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenues:
Mobile solutions	$25,499	$16,029	$98,930	$80,498
Fixed wireless access solutions	10,427	12,411	47,649	54,900
Product	35,926	28,440	146,579	135,398
Services and other	12,161	7,479	44,665	31,888
Total revenues	48,087	35,919	191,244	167,286
Cost of revenues:
Product	28,578	25,782	115,390	127,157
Services and other	1,565	794	7,057	4,353
Total cost of revenues	30,143	26,576	122,447	131,510
Gross profit (loss)	17,944	9,343	68,797	35,776
Operating costs and expenses:
Research and development	5,564	5,356	20,596	19,725
Sales and marketing	3,775	2,929	15,951	16,632
General and administrative	4,545	3,527	17,240	15,853
Depreciation and amortization	2,270	5,283	12,368	18,408
Impairment of capitalized software	–	–	927	1,115
Total operating costs and expenses	16,154	17,095	67,082	71,733
Operating income (loss)	1,790	(7,752)	1,715	(35,957)
Other (expense) income:
(Loss)/Gain on debt restructurings, net	(16,541)	–	(2,851)	–
Loss on extinguishment of revolving credit facility	–	–	(788)	–
Interest expense, net	(1,220)	(2,176)	(10,906)	(9,086)
Other income (expense), net	14	19	(850)	70
Income (Loss) before income taxes	(15,957)	(9,909)	(13,680)	(44,973)
Income tax provision	518	(1)	689	43
Income (Loss) from continuing operations	(16,475)	(9,908)	(14,369)	(45,016)
Income from discontinued operations, net of income tax provision	15,909	(4,432)	18,941	(1,169)
Net income (loss)	(566)	(14,340)	4,572	(46,185)
Preferred stock dividends	(844)	(773)	(3,269)	(2,991)
Net income (loss) attributable to common stockholders	$(1,410)	$(15,113)	$1,303	$(49,176)
Per share data:
Net earnings (loss) per share:
Basic and diluted:
Continuing operations	$(1.23)	$(0.90)	$(1.41)	$(4.22)
Discontinued operations	$1.13	$(0.38)	$1.51	$(0.10)
Basic earnings (loss) per share (*)	$(0.10)	$(1.28)	$0.10	$(4.32)
Weighted-average shares used in computation of net earnings (loss) per share
Basic and diluted (*)	14,032,056	11,809,306	12,535,756	11,372,069

(*) Adjusted retroactively for reverse stock split that occurred on January 24, 2024

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INSEEGO CORP.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$39,596	$2,409
Accounts receivable, net	13,803	18,202
Inventories	13,575	20,555
Prepaid expenses and other	5,926	4,937
Current assets held for sale	–	12,123
Total current assets	72,900	58,226
Property, plant and equipment, net	1,102	2,389
Intangible assets, net	18,747	25,718
Goodwill	3,949	3,949
Operating lease right-of-use assets	2,855	4,022
Other assets	446	1,256
Non-current assets held for sale	–	26,237
Total assets	$99,999	$121,797
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$18,433	$23,408
Accrued expenses and other current liabilities	30,133	21,049
2025 Convertible Notes, net	14,905	–
Revolving credit facility, net	–	4,094
Current liabilities held for sale	–	7,360
Total current liabilities	63,471	55,911
Long-term liabilities:
2025 Convertible Notes, net	–	159,912
Operating lease liabilities	2,627	3,972
Deferred tax liabilities, net	174	112
2029 Senior Secured Notes, net	41,830	–
Other long-term liabilities	4,755	2,351
Non-current liabilities held for sale	–	1,644
Total liabilities	112,857	223,902
Commitments and contingencies
Stockholders’ deficit:
Preferred stock (aggregate liquidation preference of $38.4 million)	–	–
Common stock	15	12
Additional paid-in capital	892,534	810,138
Accumulated other comprehensive loss	218	(5,327)
Accumulated deficit	(905,625)	(906,928)
Total stockholders’ deficit	(12,858)	(102,105)
Total liabilities and stockholders’ deficit	$99,999	$121,797

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$4,572	$(46,185)
Adjustments to reconcile Net income (loss) to net cash provided by operating activities
(Income) Loss from discontinued operations, net of tax	(18,941)	1,169
Depreciation and amortization	12,529	18,709
Provision for expected credit losses	216	302
Impairment of capitalized software	927	1,115
Provision for excess and obsolete inventory	(54)	9,491
Write-off of capitalized inventory order fees	–	1,275
Impairment of operating lease right-of-use assets	138	469
Share-based compensation expense	3,824	6,971
Amortization of debt discount and debt issuance costs	4,399	1,953
Loss on extinguishment of revolving credit facility	788	–
Loss on debt restructurings, net	2,851	–
Deferred income taxes	62	9
Non-cash operating lease expense	1,035	1,038
Changes in assets and liabilities, net of effects of divestiture:
Accounts receivable	4,670	3,068
Inventories	6,923	4,272
Prepaid expenses and other assets	(71)	1,933
Accounts payable	(6,947)	(802)
Accrued expenses other liabilities	10,966	235
Operating lease liabilities	(1,230)	(1,272)
Operating cash flows from continuing operations	26,657	3,750
Operating cash flows from discontinued operations	6,862	2,207
Net cash provided by operating activities	33,519	5,957
Cash flows from investing activities:
Purchases of property, plant and equipment	(100)	(224)
Additions to capitalized software development costs and purchases of intangible assets	(4,961)	(8,112)
Investing cash flows from continuing operations	(5,061)	(8,336)
Investing cash flows from discontinued operations	48,092	(1,833)
Net cash provided by (used in) investing activities	43,031	(10,169)
Cash flows from financing activities:
Payments related to repurchases of 2025 Convertible Notes	(33,769)	–
Proceeds from issuance of short-term loan and warrants, net of issuance costs	19,350	–
Repayments on short-term loan	(19,500)	–
Net repayments on asset-backed revolving credit facility	(4,882)	(3,757)
Net repayment of bank and overdraft facilities	–	(186)
Proceeds from a public offering, net of issuance costs	–	6,057
Proceeds from stock option exercises and ESPP	20	97
Financing cash flows from continuing operations	(38,781)	2,211
Financing cash flows from discontinued operations	–	–
Net cash provided by (used in) financing activities	(38,781)	2,211
Effect of exchange rates on cash	(582)	1,169
Net increase (decrease) in cash, cash equivalents and restricted cash	37,187	(832)
Cash, cash equivalents and restricted cash, beginning of period	2,409	3,241
Cash, cash equivalents and restricted cash, end of period	$39,596	$2,409

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INSEEGO CORP.

Supplemental 2024 Statement of Operations Data by Quarter

(In thousands)

(Unaudited)

	Year Ended	Three Months Ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues:
Mobile solutions	$98,930	$25,499	$32,282	$25,879	$15,270
Fixed wireless access solutions	47,649	10,427	9,723	13,317	14,182
Product	146,579	35,926	42,005	39,196	29,452
Services and other	44,665	12,161	12,027	12,424	8,053
Total revenues	191,244	48,087	54,032	51,620	37,505
Cost of revenues:
Product	115,390	28,578	33,592	30,507	22,713
Services and other	7,057	1,565	1,640	2,304	1,548
Total cost of revenues	122,447	30,143	35,232	32,811	24,261
Gross profit (loss)	68,797	17,944	18,800	18,809	13,244
Operating costs and expenses:
Research and development	20,596	5,564	5,176	5,173	4,683
Sales and marketing	15,951	3,775	4,125	4,212	3,839
General and administrative	17,240	4,545	4,822	3,918	3,955
Depreciation and amortization	12,368	2,270	3,154	3,652	3,292
Impairment of capitalized software	927	–	507	–	420
Total operating costs and expenses	67,082	16,154	17,784	16,955	16,189
Operating income (loss)	1,715	1,790	1,016	1,854	(2,945)
Other (expense) income:
(Loss)/Gain on debt restructurings, net	(2,851)	(16,541)	12,366	1,324	–
Loss on extinguishment of revolving credit facility	(788)	–	–	(788)	–
Interest expense, net	(10,906)	(1,220)	(5,731)	(1,776)	(2,179)
Other income (expense), net	(850)	14	(72)	(417)	(375)
Income (Loss) before income taxes	(13,680)	(15,957)	7,579	197	(5,499)
Income tax provision	689	518	36	118	17
Income (Loss) from continuing operations	(14,369)	(16,475)	7,543	79	(5,516)
Income from discontinued operations, net of income tax provision	18,941	15,909	1,426	545	1,061
Net income (loss)	4,572	(566)	8,969	624	(4,455)
Preferred stock dividends	(3,269)	(844)	(827)	(808)	(790)
Net income (loss) attributable to common stockholders	$1,303	$(1,410)	$8,142	$(184)	$(5,245)

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INSEEGO CORP.

Supplemental 2023 Statement of Operations Data by Quarter

(In thousands)

(Unaudited)

	Year Ended	Three Months Ended
	December 31, 2023	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Revenues:
Mobile solutions	$80,498	$16,029	$22,534	$18,895	$23,040
Fixed wireless access solutions	54,900	12,411	11,114	19,505	11,870
Product	135,398	28,440	33,648	38,400	34,910
Services and other	31,888	7,479	7,709	7,983	8,717
Total revenues	167,286	35,919	41,357	46,383	43,627
Cost of revenues:
Product	127,157	25,782	42,788	30,620	27,967
Services and other	4,353	794	734	1,139	1,686
Total cost of revenues	131,510	26,576	43,522	31,759	29,653
Gross profit (loss)	35,776	9,343	(2,165)	14,624	13,974
Operating costs and expenses:
Research and development	19,725	5,356	5,200	5,822	3,347
Sales and marketing	16,632	2,929	3,893	4,575	5,235
General and administrative	15,853	3,527	3,429	4,281	4,616
Depreciation and amortization	18,408	5,283	3,848	4,327	4,950
Impairment of capitalized software	1,115	–	611	–	504
Total operating costs and expenses	71,733	17,095	16,981	19,005	18,652
Operating income (loss)	(35,957)	(7,752)	(19,146)	(4,381)	(4,678)
Other (expense) income:
Interest expense, net	(9,086)	(2,176)	(2,894)	(2,017)	(1,999)
Other income (expense), net	70	19	45	23	(17)
Income (Loss) before income taxes	(44,973)	(9,909)	(21,995)	(6,375)	(6,694)
Income tax provision	43	(1)	30	15	(1)
Income (Loss) from continuing operations	(45,016)	(9,908)	(22,025)	(6,390)	(6,693)
Income from discontinued operations, net of income tax provision	(1,169)	(4,432)	220	1,454	1,589
Net income (loss)	(46,185)	(14,340)	(21,805)	(4,936)	(5,104)
Preferred stock dividends	(2,991)	(773)	(756)	(739)	(723)
Net income (loss) attributable to common stockholders	$(49,176)	$(15,113)	$(22,561)	$(5,675)	$(5,827)

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INSEEGO CORP.

Supplemental 2024 Reconciliation of GAAP Income (Loss) from Continuing Operations to Adjusted EBITDA

(In thousands)

(Unaudited)

	Year Ended	Three Months Ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Income (Loss) from continuing operations	$(14,369)	$(16,475)	$7,543	$79	$(5,516)
Income tax provision (benefit)	689	518	36	118	17
Interest expense, net	10,906	1,220	5,731	1,776	2,179
Loss on extinguishment of revolving credit facility	788	–	–	788	–
Loss/(Gain) on debt restructurings, net	2,851	16,541	(12,366)	(1,324)	–
Other (income) expense, net	850	(14)	72	417	375
Depreciation and amortization	12,529	2,308	3,193	3,691	3,337
Share-based compensation expense	3,823	1,109	1,193	834	687
Debt restructuring costs	1,322	201	669	452	–
Impairment of operating lease right-of-use assets	139	–	139	–	–
Impairment of capitalized software	927	–	507	–	420
Adjusted EBITDA from continuing operations	20,455	5,408	6,717	6,831	1,499

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Supplemental 2023 Reconciliation of GAAP Income (Loss) from Continuing Operations to Adjusted EBITDA

(In thousands)

(Unaudited)

	Year Ended	Three Months Ended
	December 31, 2023	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Income (Loss) from continuing operations	$(45,016)	$(9,908)	$(22,025)	$(6,390)	$(6,693)
Income tax provision (benefit)	43	(1)	30	15	(1)
Interest expense, net	9,086	2,176	2,894	2,017	1,999
Other (income) expense, net	(70)	(19)	(45)	(23)	17
Depreciation and amortization	18,713	5,350	4,421	4,438	4,504
Share-based compensation expense	6,972	1,333	2,123	1,820	1,696
Impairment of operating lease right-of-use assets	469	–	–	469	–
Inventory adjustments - E&O and contract manufacturer liability **	16,427	3,370	13,057	–	–
Write-off of capitalized inventory order fees **	924	–	924	–	–
Impairment of capitalized software	1,115	–	611	–	504
Adjusted EBITDA from continuing operations	8,663	2,301	1,990	2,346	2,026

** These items are not adjusted from the period ending December 31, 2023 going forward

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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